UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2007

SCIELE PHARMA, INC

(Exact name of registrant as specified in charter)

Delaware	000-30123	58-2004779
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Concourse Parkway

Suite 1800
Atlanta, Georgia  30328

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 442-9707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02               Appointment of Certain Officers

                On December 4, 2007, the Nominating and Corporate Governance Committee of the Board of Directors of Sciele Pharma, Inc. (the “Company”), recommended to the Board of Directors of the Company and the Board of Directors approved the appointment of Mr. Edward Schutter as its President and Chief Operating Officer, commencing on December 4, 2007.  Mr. Patrick Fourteau shall continue as the Company’s Chief Executive Officer.  Other than as described herein, there have been no changes to the terms of Mr. Schutter’s employment or to Mr. Schutter’s biography included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 13, 2007.  There are no transactions in which Mr. Schutter has an interest requiring disclosure under Item 404(a) of Regulation S-K.

                The press release announcing Mr. Schutter’s appointment is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Exhibits

99.1         Press release dated December 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIELE PHARMA, INC.
(Registrant)
By:	/s/ Darrell Borne
Name:	Darrell Borne
Title:	Chief Financial Officer

Date:  December 5, 2007